MANNING & NAPIER FUND, INC.

Supplement dated May 23, 2012 to the combined prospectus (“Prospectus”) dated May 1, 2012 for the following Series:

Small Cap Series – Class A	Core Bond Series
Commodity Series	Core Plus Bond Series
Technology Series	Real Estate Series
International Series – Class I & S	Emerging Markets Series
Life Sciences Series	Inflation Focus Equity Series
World Opportunities Series – Class A	Diversified Tax Exempt Series
High Yield Bond Series	New York Tax Exempt Series
Global Fixed Income Series	Ohio Tax Exempt Series
Financial Services Series

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

The Board of Directors of the Manning & Napier Fund, Inc. (the “Fund”) has approved a change to the schedule for the declaration of periodic dividends for the High Yield Bond Series, Core Bond Series, and Core Plus Bond Series of the Fund. Accordingly, effective immediately, the first paragraph of the section of the Prospectus titled “Dividends, Distributions, and Taxes – Dividends and Distributions” is hereby deleted and replaced by the following:

With the exception of the Tax Exempt Series, High Yield Bond Series, Core Bond Series, and Core Plus Bond Series (together, the “Bond Series”), the Series generally pay dividends once a year, in December. The Bond Series generally pay dividends four times a year, in March, June, September, and December. All the Series make capital gains distributions, if any, once a year, typically in December.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

Supp Comb May 2012